UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                         March 3, 1997 (March 3, 1997)


                          Newmont Mining Corporation


   Delaware              1-1153             13-1806811
(State or other     (Commission File      (IRS Employer
jurisdiction of         Number)         Identification No.)
incorporation)

                    1700 Lincoln Street, Denver, CO  80203
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (303) 863-7414
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Item 5.  Other Events.

     On March 3, 1997, Wayne W. Murdy, Executive Vice President and Chief Financial Officer of Newmont Gold Company ("Newmont Gold") and Newmont Mining Corporation ("Newmont Mining") and John A.S. Dow, Senior Vice President, Exploration, of Newmont Gold and Newmont Mining, gave a presentation at the Nesbitt Burns Gold Conference in Squaw Valley, CA. A copy of the slides used in such presentation is attached as Exhibit 20(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          20(a) Slides used in presentation given at Nesbitt Burns Gold Conference on March 3, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWMONT MINING CORPORATION



Date:      March 3, 1997           By:  /s/ Timothy J. Schmitt
                                        Timothy J. Schmitt
                                        Vice President, Secretary and
                                        Assistant General Counsel
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                                  EXHIBIT INDEX

Exhibit 20(a) Slides used in presentation given at Nesbitt Burns Gold Conference on March 3, 1997.
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